SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                             ____________________


                                   Form 8-K



                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):  May 6, 1997

                            3D SYSTEMS CORPORATION
              (Exact Name of Registrant as Specified in Charter)



         Delaware                 0-22250                    95-4431352
(State of Other Jurisdiction     (Commission                (IRS Employer
     of Incorporation)           File Number)             Identification No.)


                               26081 Avenue Hall
                          Valencia, California 91355
                   (Address of Principal Executive Offices)

                                (805) 295-5600
                        (Registrant's Telephone Number)


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ITEM  5.  OTHER EVENTS
          ------------

     Reference is made to the press release of Registrant, issued on May 6, 1997, which contains information meeting the requirements of this Item 5, and which is incorporated herein by this reference. A copy of this press release is attached to this Form 8-K as Exhibit 99.1.



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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 13, 1997                       3D SYSTEMS CORPORATION

                                   By /s/Edward C. Ferrier
                                      ___________________________
                                        Edward C. Ferrier
                                        Controller and Acting Chief
                                        Financial Officer


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                                 EXHIBIT INDEX


EXHIBITS                                                    PAGE NUMBER
--------                                                    -----------

99.1           Press Release dated May 6, 1997.                  5


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